Exhibit 99.1 Wells Fargo S e c u r i t i e s R e s e a r c h , E c o n o m i c s WELLS& S t r a t e g y M i dFARGO s t r e a m a n d U t i l i t y S y m p o s i u m Securities Research, Economics & Strategy Midstream and Utility Symposium December 5, 2018 December 5, 2018

Forward-Looking Statements Statements contained in this presentation other than statements of historical fact are forward-looking statements. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance presented or suggested in this presentation. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the SEC and available on NuStar’s website at www.nustarenergy.com. We use financial measures in this presentation that are not calculated in accordance with generally accepted accounting principles (“non-GAAP”) and our reconciliations of non- GAAP financial measures to GAAP financial measures are located in the appendix to this presentation. These non-GAAP financial measures should not be considered an alternative to GAAP financial measures. 2

Introduction

This Year, We Have Worked Hard to Complete Our Stepped Plan to Achieve the Characteristics Demanded by the MLP Sector Strong Coverage Lower Leverage IPO Date: 4/16/2001 Common Unit Price (12/3/18): $25.33 Annualized Distribution/Common Unit: $2.40 Yield (12/3/18): 9.5% Simplified Structure/ Market Capitalization: $2.7 billion Governance Enterprise Value: $7.3 billion Credit Ratings Moody's: Ba2/Negative NYSE: NS S&P: BB/Negative Fitch: BB/Negative No IDR Burden Maximized Self- Funding 4

With Our High-Quality Assets, NuStar is Poised to Both Execute on Permian-Driven Growth Opportunities and Optimize Legacy Assets as Recovery Continues

- **Current Profile**
  - Total Pipeline Miles: ~9,700
  - Total Storage Capacity: ~88 MM bbls
  - Volumes Handled[(1)]:
    - >1.5 MMBD pipeline volumes
    - >335 MBPD storage throughput terminal volumes
  - Total Enterprise Value: ~$7B
  - Total Assets: ~$7B

- **NuStar has:**
  - Highly integrated U.S. pipeline & terminal systems
  - Minimal direct exposure to commodity prices
  - Significant crude oil midstream footprint in the Midland Basin of the Permian
  - First-class Gulf Coast export facilities



Canada
Mexico
WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
NH
MA
CT
NJ
DE
MD
Tacoma
Portland
Benicia
Stockton
Los Angeles
Denver
Colorado Springs
Albuquerque
El Paso
Amarillo
Lubbock
Big Spring
Colorado City
Wichita Falls
Southlake
San Antonio
Houston
Corpus Christi
Laredo
Edinburg
Harlingen
Brownsville
St. James
Jacksonville
Virginia Beach
Piney Point
Andrews AFB
Paulsboro
Linden
Blue Island
Mandan
Jamestown
Moorhead
Aberdeen
Sioux Falls
Rock Rapids
Yankton
Norfolk
North Platte
Osceola
Geneva
Council Bluffs
Phillipsburg
Concordia
Salina
Hutchinson
Catoosa
Rawlins
LEGEND
Headquarters
Refined Product Terminals
Crude Oil Storage Facilities
Crude Oil Storage Tanks
Origin/Termination Points
Central West Crude Oil Pipelines
Central West Refined Products Pipelines
North Pipeline
East Pipeline
Ammonia Pipeline

(1)Average daily Pipeline Segment and Storage Segment volumes for the quarter ending 9/30/18.

5

The Permian Basin: Phenomenal Growth Driving Midstream Opportunities

Since the Shale Boom Began, the Permian Basin Has Grown Faster Than Any Other and Driven U.S. Production Growth Overall U.S. Shale Crude Production The Permian Basin’s growth MMBD (2015-2023) and growth expectations are unprecedented:  Expected to have risen to a record 3.6 MMBD by year end, over 30% of the nation’s output  Projected to exceed 5.0 MMBD by end of 2020 and to surge to 8.0 to 10.0 MMBD by the end of the decade Largely due to Permian growth, the U.S. has surpassed Russia and Saudi Arabia to become the largest crude producer on the planet Source: EIA, ESAI 7

If the Permian Basin Were a Country, It Would Rank #7 Among the World’s Top Liquids Producers A massive oil basin of epic proportions… A pool of more recoverable oil than any field in the world except for Saudi Arabia’s Ghawar 250 miles wide, 300 miles long (75,000 square miles) The Wolfcamp Formation, all by itself, is estimated to hold 20 billion barrels of oil The world’s hottest oil basin  Several majors and many E&P firms have shifted resources away from other plays to focus on the Permian ➢ Permian investments reaped double-digit returns in 2017, even with oil barely 60% of what it was in 2014 Currently accounts for 56% of nation’s active oil rigs Source: EIA, Baker Hughes 8

While Experts Continue to Predict Stronger Oil Prices in 2019, Even at $50 WTI, the Permian Would Continue to Grow Forecasted 2019 oil prices remain above, and in some cases, well above, current prices MBPD Permian Basin oil production sensitivity through 6,500 2020 WTI $70 The resilience and 6,000 5,500 efficiency of the Permian 5,000 WTI $60 4,500 WTI $50 continues to produce 4,000 3,500 healthy growth even at 3,000 2,500 $50 WTI 2,000 Source: Bloomberg (12/3/2018), EIA (11/6/2018), ESAI (11/27/2018), JP Morgan (11/27/2018), Wells Fargo (10/2018); and Rystad Energy’s “Shale Trends Report- November 2018” 9

Producers Remain Bullish on Permian Growth, Strength & Resiliency November 7, 2018 Third Quarter 2018 Conference Call October 31, 2018 Third Quarter 2018 Conference Call “We were also able to close multiple significant “The Permian continues to be as busy as ever, November oil acquisitions in the Northern Midland Basin…” production is forecasted to be 3.5 million barrels a day, up 26% year-over-year, and accounting for 60% “These acquisitions add 25,000 Tier 1 acres of the total U.S. production growth this year.” to our existing inventory and have three November 2, 2018 Third zones with greater than 100% IRRs at Quarter 2018 Conference “Our average lateral length for the entire program will current commodity prices.” Call increase 20% next year to 9,700 feet.” “Our Permian tight liquids “We expect strong 2019 exit rate with fourth production growth quarter 2019 oil production expected to be continued. It’s up 57% 25% higher than the fourth quarter of 2018.” November 7, 2018 Third Quarter 2018 Conference Call quarter on quarter 2018 versus 2017. And “Permian oil production exceeded the top-end of the range, we're currently running 38 growing by 7% quarter over quarter.” rigs in the Delaware and Midland basins.” November 2, 2018 Third Quarter 2018 Conference Call “Our volumes that we transport to the Gulf Coast increased to 185,000 barrels a day from 165,000 barrels a day, and will “Q3 was a strong, clean quarter across the board. Efficient operations, strong production growth, cost compression, it's increase in January to 200,000 barrels per day.” the kind of quarter we've been building for and the kind of quarter we’ve expected to deliver.” “We're still on track to place 60 Version 3.0+ wells online for the second half of this year…” “The results look really “Weather impacts and other planned downtime will likely phenomenal, as we have gotten to a point, we think we've translate to lower volume growth in Q4 than we saw in Q3. reached an optimal place when it comes to Even so, we're on track to deliver north of 50% these high volume completions.” oil growth during a year in which we're holding our Source: Earnings Call Transcripts development pace constant. 10

Permian Opportunities

Because of the Permian’s Track Record and Expected Growth, It is the Genesis for Most Midstream Growth Opportunities, In and Out of the Basin Itself With statistics like the Permian’s, it’s no surprise the Basin is the genesis for the majority of, as well as the strongest, growth opportunities for midstream MLPs NuStar is participating in the two out of three major Permian growth areas that fit our capital program requirements and strategic plan: Intra-basin opportunities • Gathering, storing and transporting Permian barrels to regional hubs Long-haul opportunities • Transporting Permian barrels to larger market hubs with new-build lines and expansions Export opportunities • Exporting Permian barrels from Gulf Coast export facilities Beyond these major opportunity areas, the Permian’s growth has also created some significant “spillover” opportunities for NuStar 12

Intra-Basin Opportunities: We Acquired Our Permian Crude System to Participate, and It Continues to Prove Itself “Core of the Core” System is located in 5 of the 6 most active counties in the prolific Based on our producer projections, we continue to expect our 2018 exit Midland Basin rate to be in excess of 360,000 BPD, up approximately 190% since the  ~840 miles of pipeline with 460,000 BPD of capacity, 1 million acquisition, while the Permian overall is up 61% in same period barrels of storage capacity, over 500,000 dedicated acres, as well as 5 million acres of Areas of Mutual Interest, or AMI Since last May, we have:  Constructed ~200 miles of pipe  Added 20,000 dedicated acres ➢ We expect 82 new wells on this additional acreage, through 2019  Increased the number of well connection sites on our system from The system provides customers with excellent access to multiple 102 to 185 ➢ downstream end markets Recently approved projects to connect to another 26 sites  Delivery points and flow assurance into Big Spring, Midland and We project the System’s expected EBITDA to more than double from Colorado City 2018 to 2020 Source: EIA Drilling Productivity Report 13

Intra-Basin Opportunities: Our Permian System’s Receipts and EBITDA Are Growing Rapidly $35 360-380 400 350 $30 314 300 $25 266 250 $20 211 187 200 159 $15 139 $29 $27 150 $10 $19 100 $14 $12 $12 $5 50 $7 $0 0 2Q 2017 3Q 2017 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 (E) EBITDA ($MM) System Receipts (MBPD) Source: EIA Drilling Productivity Report 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 2 – Based on December 2018 throughput nominations 14

Export Opportunities: Incremental Permian Barrels, Over and Above Regional Refiners’ Needs, Will Move Out of the Gulf Coast Through Export Facilities While the Gulf Coast is home to 45% of U.S. refining capacity, regional refiners’ appetite for light, sweet crude is already largely satiated, unless refiners prioritize upgrade investments Permian barrels are increasingly light, and regional refineries are running as much light, sweet crude as they can  Because of this regional supply/demand imbalance, most analysts expect incremental Permian crude production growth will be exported out of the region to supply refineries elsewhere in the U.S. and around the globe U.S. exports are expected to double by 2022 (even if U.S. refiners act decisively to invest to upgrade for more light crude) Source: EIA, Raymond James 15

Export Opportunities: NuStar’s CCNB Dock Facility is Uniquely Positioned to Benefit From Export Growth With around 2.0 million BPD of additional Permian long-haul pipeline capacity coming into service over the next two years and headed toward Corpus Christi, the Port of Corpus Christi should benefit from incremental Permian light barrels destined for other markets  The Port of Corpus Christi offers a cost-effective CCNB alternative to Houston’s congestion  The deepest draft on the Texas coast NuStar’s CCNB facility:  3.3 million barrels of segregated crude storage capacity (Expandable to ~4.3 million barrels)  Four docks with a combined 100,000 barrels per hour loading capacity  Located at entrance to Port, which saves customers an estimated 4-6 hours over competing facilities  Can accommodate Aframax vessels 16

Export Opportunities: Our Agreement With Trafigura Leverages Our South Texas System and Our CCNB Asset Platform for Permian Exports, in the Near- and Long- Term PAA’s Cactus II Trafigura’s four-year commitment to transport and store WTI on New Taft our South Texas and CCNB assets will support: Manifold  Opportunity for early-service: Starting as soon as 2019, we are connecting PAA’s Cactus II pipeline to our South Texas Early Service system to transport WTI on our 16” existing pipeline to our Connection CCNB facility  A longer-term project to construct: ➢ A new 30” pipeline from Taft to our CCNB facility ➢ 600,000 barrels of storage at CCNB, bringing our capacity at the facility to 3.9 million barrels (of which Trafigura will NS’ New lease 1.6 million) 30”  NS’ Existing Expected capital spend of approximately $100 million 16” generating a multiple in the 2– 4X range Additional opportunities:  We are in discussions to connect to other long-haul pipeline projects and with parties for additional commitments  We have also initiated discussions with the Port of Corpus Christi to explore a connection to its Harbor Island crude oil NS’ CCNB export project, which will include VLCC loading capabilities 17

“Spillover” Opportunities: Our South Texas Crude System is Uniquely Positioned to Benefit From the Inland WTI Price Differentials, Which Create Opportunities for Both Shippers and Resourceful Midstream Operators Differentials have widened on market concerns that the basin’s 2018 production trajectory will drive a near-term shortfall in long-haul takeaway capacity  Shippers are looking to find ways to benefit from the price dislocation, and NuStar has assets well- positioned to help them do just that Beyond the Trafigura project, we are exploring additional opportunities to offer the options to additional customers We now have T&D contracts for ~116,000 BPD on a system with 240,000 BPD capacity  This year, we renewed commitments for ~50,000 BPD with customers on our South Texas System Our system is also benefiting from incremental barrels trucked from the Permian 18

“Spillover” Opportunities: We Are Also Working to Supply Permian Barrels to the Ardmore and McKee Refineries from Plains’ Sunrise II Pipeline Starting in November, our customer will have the optionality to supply the Ardmore and McKee refineries with Permian barrels from Plains’ Sunrise II expansion We have made an additional connection to our Wichita Falls terminal to support increased volumes and move Permian barrels to both Ardmore, McKee and third-party pipelines We have also signed a long- term commitment to ship barrels between Wichita Falls, TX and Hewitt, OK to support deliveries to a third-party pipeline  The projects help us serve our customers’ needs and benefit from longer-haul tariff and incremental barrels 19

”Spillover” Opportunities PLUS Export Opportunities: Our St. James Terminal is Benefiting From Price Dislocations Now and Plan to Capitalize on Export Growth in the Future St. James Terminal: • 9.9 million barrels of crude oil storage We have executed contracts for unit • Two unit train facilities with a combined capacity of ~240Mbpd train off-loading due to widening • Three marine docks: ~75Mbph (inbound) and ~25Mbph (outbound) differentials out of the Permian, Western Canada and Bakken (expect 3-10 trains per month) We are also looking to facilitate exports of barrels delivered via our existing and planned pipeline connections  Capline’s reversal would have potential to bring large volumes of heavy Canadian and Bakken crude for use in regional refineries and export to other locations  Bayou Bridge will bring Permian light barrels, along with Bakken and Canadian, either for export or local use St. James is a large facility with room for expansion and three marine berths to capitalize on exports  Export capabilities currently support Aframax size vessels (expandable to Suezmax with limited capital spend) 20

Optimizing Our Legacy Assets

We Are Optimizing Our Mature Systems, As Markets Evolve We identifying ‘micro-dislocations’ on our mature systems, and West Coast Biofuel: augmenting Estimated Investment: Central East- Council underutilized assets $72.1 MM Bluffs: with projects and Investment: Multiple: 5- 7X $38.0 MM bolt-on acquisitions Multiple: 4- 6X Northern Mexico Supply: Estimated Investment: $192.3 MM Multiple: 6- 8X 22

Our Projects to Facilitate Export of Refined Products to Supply Northern Mexico Are Progressing on Schedule Several years back, we recognized Northern Mexico Supply: Estimated Investment: the growing need for refined $192.3 MM products to supply to Mexico  In response, we developed projects to Multiple: 6- 8X fulfill that demand and expand use of underutilized assets in south Texas Projects update:  Nuevo Laredo Project for Valero ➢ Early ULSD service scheduled to start in Q1 2019 ➢ Odem PL, Dos Laredos pipeline and Nuevo Laredo terminal expansion should be completed by February 2020  Valley Pipeline Expansion for Vitol ➢ Vitol’s Matamoros facility is expected to be in service in Q4 2019 ➢ NuStar’s project is on schedule and expected to be in service in Q3 2019 23

Our Central East- Council Bluffs System Offers Multiple Opportunities to Increase Our Share of a Mature Market Our Council Bluffs acquisition provides us with expanded pipeline connectivity to offer our customers additional options for supply and trading to balance their positions across the mid- continent and access to the Omaha, NE market We have also expanded our footprint, which has allowed us to expand our leased storage and our menu of proprietary additive and blending service Central East- Council We plan to continue to broaden our Bluffs: Investment: services to meet our customers’ needs $38.0 MM and compete in the market with bio- Multiple: 4- 6X diesel service, rail receipt and loading option 24

The West Coast Presents the Most Challenging Regulatory Environment for the U.S. Energy Industry, But Our Biofuel Strategy Leverages Regulations to Develop Opportunities Tacoma Renewable fuels, including renewable diesel, biodiesel, and ethanol, are growing in importance, and market share, in the U.S. Portland and internationally Low Carbon Fuel Standard Quarterly Net Supply for Select Fuels Pittsburg Selby Stockton Regulatory priorities on the West Coast create high barriers to Los Angeles entry that make greenfield project permitting difficult, which increases the value of existing assets, like NuStar’s West Coast Biofuel: Low-carbon fuel standards on the West Coast have created a niche Estimated Investment: market for clean products storage $72.1 MM We have developed several low-cost, high-return bio-fuel capital Multiple: 5- 7x projects at a number of our West Coast facilities to convert underutilized fuel oil storage assets to renewable fuels Multiple projects coming  online from 2018-2020 These project allow us to capture market share at higher storage rates than attainable for non-LCFS products Source: U.S. Energy Information Administration, based on California Air Resources Board 25

Looking Ahead to 2019

With the Closing of Our UK/Europe Sale, We Have Completed Our 2018 Plan to Achieve the Characteristics Demanded by the MLP Sector Last week, we closed on the sale of our UK/European assets for $270 million, and, with that, completed our 2018 plan to reach: Strong Coverage Simplified Governance No IDRs Maximized Self-Funding Low Leverage By selling non-strategic assets to improve our leverage in 2018, we are able to both reduce our leverage now and redeploy capital to invest in low multiple projects to produce growth and strengthen our coverage in the future We plan to continue to lowering our leverage in 2019 C O N F I D E N T I A L 27

Executing Our Plan Positioned NuStar to Take Advantage of Growth Opportunities, But We Are Rigorously Evaluating Each Project and Exercising Capital Discipline We are carefully evaluating projects and managing costs to ensure two things: 1. We stay within our means 2. We continue to grow our EBITDA with high-return projects $2,000 $1,789 Majority of 2018 spending: ▪ Permian System (~$190 MM) ▪ $1,500 N. Mexico (~$50 MM) Permian Crude $1,000 System Majority of 2019 spending: $1,462 ▪ Permian System Council Bluffs Acquisition $38M (~$180 MM) ▪ N. Mexico (~$130 MM) ▪ $500 $316 CCNB Exports (~$75 MM) $143 $262 $400 $450 $96 to to $374 $328 $327 $302 $288 $430 $500 $166 $0 2012 2013 2014 2015 2016 2017 2018 2019 Forecast Forecast Internal Growth Acquisitions C O N F I D E N T I A L 28

In 2019, We Plan to Continue Building on Our Foundational Strengths to Ensure Strong, Stable Growth in the Future Strong Coverage Lower Leverage Disciplined Project Management + Maximized Self-Funding Simplified Structure + No IDRs Quality Assets + Safe, Efficient Operations 29

Appendix

Debt Maturity Schedule (as of September 30, 2018) We have no significant maturities until 2020 $1,750 Receivables Financing $1,521 Sub Notes $1,500 $64 GO Zone Financing $1,250 $450 Senior Unsecured Notes Revolver $1,000 $750 $500 $1,007 $250 $550 $365 $403 $300 $250 $0 2018 2019 2020 2021 2022 2027 2038-2041 2043 We repaid our $350 million 7.65% senior unsecured notes that matured in April with our revolver, but we plan to issue up to $500 million new senior unsecured notes We will use proceeds from sale of European assets to further pay down revolver by EOY 31

Capital Structure as of September 30, 2018 ($ in Millions) $1.75 billion Credit Facility $1,007 Series D Preferred Units $560 NuStar Logistics Notes (4.75%) 250 Series A, B and C Preferred Units $756 Common Equity, General Partner and AOCI 1,591 NuStar Logistics Notes (4.80%) 450 Total Equity 2,907 NuStar Logistics Notes (5.625%) 550 Total Capitalization $6,294 NuStar Logistics Notes (6.75%) 300 NuStar Logistics Sub Notes 403 GO Zone Bonds 365 Receivables Financing 64 Short-term Debt & Other (2) Total Debt $3,387 As of September 30, 2018:  Credit Facility availability ~$564 million  Debt to EBITDA ratio1 4.5x 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 32

Reconciliation of Non-GAAP Financial Information 33

Reconciliation of Non-GAAP Financial Information (continued) 34

Reconciliation of Non-GAAP Financial Information (continued) 35